                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                 ____________

                                   FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of report (Date of earliest event reported):  October 1, 1999




                           ONYX SOFTWARE CORPORATION

               (Exact name of registrant as specified in charter)


           Washington                             0-68559                         91-1629814
(State or other jurisdiction of            (Commission File Number)       (IRS Employer Identification No.)
incorporation)


                        3180 139th Avenue SE, Suite 500
                        Bellevue, Washington 98005-4091
              (Address of principal executive offices) (Zip Code)


                                (425) 451-8060
              (Registrant's telephone number, including area code)

Item 2.   Acquisition or Disposition of Assets

     On October 1, 1999, Onyx Software Corporation acquired Market Solutions Limited, a corporation formed under the laws of England, pursuant to a Sale and Purchase Agreement dated as of October 1, 1999, by and among Onyx and the shareholders of Market Solutions. Market Solutions., a privately held company established in 1989, is a leading provider of Web-based customer relationship management ("CRM") systems in the United Kingdom. Market Solutions develops, sells, implements and supports CRM systems for customers such as Lloyd's Bank, National Provident Institution, Barclay's Global Investors, Anheuser-Busch, Virgin Atlantic and Bass Brewers.

     Under the terms and conditions of the Sale and Purchase Agreement, at closing, Onyx paid $5 million in cash and issued approximately $1 million (66,024 shares) of common stock in exchange for all the outstanding capital stock of Market Solutions. Onyx is also obligated to issue up to an additional $3.6 million in common stock on October 1, 2000 and up to an additional $4.32 million in common stock on October 1, 2001, depending on Market Solutions' attainment of certain revenue and profitability targets in each of the next two years. These shares of Onyx common stock will be valued based on the trading prices of Onyx common stock on the Nasdaq National Market on the three trading days immediately prior to issuance. Onyx expects to account for the transaction using the purchase method of accounting.

     Onyx issued the shares to the Market Solutions shareholders pursuant to the exception to the registration requirements of the Securities Act of 1933 provided by Regulation S. The issuance was made in an offshore transaction to non-U.S. residents, and there were no directed selling efforts made in the United States.

     The Market Solutions shareholders have agreed to indemnify Onyx for, among other things, any damages that Onyx suffers as a result of any inaccuracies in the representations and warranties they made to Onyx in the Sale and Purchase Agreement. The 66,024 shares of Onyx common stock issued to the Market Solutions shareholders at closing have been deposited with an escrow agent for a term of six months to secure these indemnification obligations. In addition, two of the Market Solutions shareholders who received 64,188 of the shares of Onyx common stock have agreed not to sell or otherwise transfer their shares of Onyx common stock for a period of six months. Thereafter, the Market Solutions shareholders may not transfer more than 5% of their shares in any thirty-day period without Onyx's consent. Onyx granted the shareholders of Market Solutions piggyback and Form S-3 registration rights under the terms of Onyx's preexisting Investors' Rights Agreement.

     The Sale and Purchase Agreement and the Investors' Rights Agreement are filed as exhibits to this report and are incorporated herein by reference. This summary of the provisions of these agreements is not complete, and you should refer to these exhibits for copies of the actual agreements.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Financial Statements of Business Acquired
          -----------------------------------------

     The required financial statements with respect to Market Solutions are not available as of the date of this Current Report on Form 8-K. In accordance with paragraph 4 of Item 7(a) of Form 8-K, the financial statements will be filed by amendment as soon as practicable and no later than 60 days from the date on which this Form 8-K must be filed.

     (b)  Pro Forma Financial Information
          -------------------------------

     The required pro forma financial statements with respect to Market Solutions and Onyx are not available as of the date of this Current Report on Form 8-K. In accordance with paragraph 4 of Item 7(a) of Form 8-K, the pro forma financial statements will be filed by amendment as soon as practicable and no later than 60 days from the date on which this Form 8-K must be filed.


     (c)  Exhibits
          -------


          2.1* Sale and Purchase Agreement dated as of October 1, 1999, by and among Onyx Software Corporation and the shareholders of Market Solutions Limited.

          10.1 Amended and Restated Investors' Rights Agreement, dated as of December 14, 1998, by and among the registrant, Foundation Capital, L.P., Foundation Capital
                       Entrepeneurs Fund, L.L.C., TCV II, V.O.F., Technology
                       Crossover Ventures II, L.P., TCV II (Q), L.P., TCV II
                       Strategic Partners, L.P., Technology Crossover Ventures
                       II, C.V., Hillman/Dover Limited Partnership, Brent Frei,
                       Brian Janssen, Todd Stevenson, Mary Forler, Ronald Frei,
                       Glenda Frei, Barbara Stevenson, Leon Stevenson, Michael
                       Racine, Mary Winifred Racine, Bettie Ruzicka, Larry L.
                       Ruzicka, Colleen Chmelik, James Chmelik, J. Michael
                       Ellis and Barbara S. Ellis (incorporated by reference to exhibit 10.1 to the registrant's Registration Statement on Form S-1 (file no. 333-68559), filed on January 21,
                       1999).

* Confidential Treatment Requested; the omitted material has been separately filed with the Securities and Exchange Commission.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ONYX SOFTWARE CORPORATION



                                   By: /s/ Sarwat H. Ramadan
                                      -----------------------
                                      Sarwat H. Ramadan
                                      Chief Financial Officer


Dated: October 15, 1999

                                 EXHIBIT INDEX


Exhibit Number       Description
--------------       -----------
     2.1*            Sale and Purchase Agreement dated as of October 1, 1999, by and among Onyx Software Corporation and the shareholders
                     of Market Solutions Limited.

     10.1 Amended and Restated Investors' Rights Agreement, dated as of December 14, 1998, by and among the registrant, Foundation Capital, L.P., Foundation Capital
                     Entrepeneurs Fund, L.L.C., TCV II, V.O.F., Technology
                     Crossover Ventures II, L.P., TCV II (Q), L.P., TCV II
                     Strategic Partners, L.P., Technology Crossover Ventures
                     II, C.V., Hillman/Dover Limited Partnership, Brent Frei,
                     Brian Janssen, Todd Stevenson, Mary Forler, Ronald Frei,
                     Glenda Frei, Barbara Stevenson, Leon Stevenson, Michael
                     Racine, Mary Winifred Racine, Bettie Ruzicka, Larry L.
                     Ruzicka, Colleen Chmelik, James Chmelik, J. Michael
                     Ellis and Barbara S. Ellis (incorporated by reference to exhibit 10.1 to the registrant's Registration Statement on Form S-1 (file no. 333-68559), filed on January 21,
                     1999).

* Confidential Treatment Requested; The omitted material has been separately filed with the Securities and Exchange Commission.